

TOGA

we build the next generation

迎接2021/2022 年新年度

Welcome the new year of 2022/2021



免责声明

本演示文稿并不构成TOGA Limited或任何其他第三方的任何出售要约，要约邀请或对任何证券或任何其他产品或服务的推荐，无论该证券，产品或服务是否在本文档中被提及。此外，本文档中的任何内容都不旨在提供税收，法律或投资建议，本演示文稿中的任何内容均不应解释为购买，出售或持有任何投资或证券或从事任何投资策略或交易的建议。 TOGA Limited并不表示本演示文稿中讨论的证券，产品或服务适合任何特定投资者。您将根据您的个人投资目标，财务状况和风险承受能力，全权负责确定是否适合您的任何投资，投资策略，证券或相关交易。您应就您的具体业务，法律或税务情况咨询您的业务顾问，律师或税务和会计顾问。

Disclaimer

This presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation of any security or any other product or service by TOGA Limited or any other third party regardless of whether such security, product or service is referenced in this presentation. Furthermore, nothing in this document is intended to provide tax, legal, or investment advice and nothing in this presentation should be construed as a recommendation to buy, sell, or hold any investment or security or to engage in any investment strategy or transaction. TOGA Limited does not represent that the securities, products, or services discussed in this presentation are suitable for any particular investor. You are solely responsible for determining whether any investment, investment strategy, security or related transaction is appropriate for you based on your personal investment objectives, financial circumstances and risk tolerance. You should consult your business advisor, attorney, or tax and accounting advisor regarding your specific business, legal or tax situation.

我们对2021/2022年全球经济前景持乐观的态度。

我们将继续努力，以确保我们现有的业务保持强劲，同时使新项目的开发步入正轨。

坚信耐心及长期价值投资，时间是价值最好的朋友。

好公司 → 不断为社会，群体产生长期价值

We are optimistic about the world economy prospect in 2021/2022.

We will keep working hard to ensure that our existing business remains strong while keeping the development of new projects on track.

Believe in patience and long-term value investment. Time is the best friend of value.

A good company keeps generating long-term value for both society and the group.


TOGA
we build the next

集团未来走向
Group's Future Direction



2021/2020 成果
目标：600%集团营销

2021/2020 Results
Target: 600% Group Revenue

截至30.4.2021，恭喜超额完成

As of 30.4.2021, it has been achieved

490%

2020/2021年度目标：600%营收增长

Annual Target: 600% Revenue Growth


TOGA

- 专注2020裂变开发的业务，将其做深，做精，做大，达到2Q法则
- 2020年变法，裂变，成果获得很多方的认同
- 公关部每周都会发布新闻于雅虎金融，彭博社等
- 开始部署进入2022/2021 年
- 2021/2022目标-500%，收支平衡，甚至取得盈利，开始进入提升每股盈利的阶段

- Focus on the business that was transformed and developed in 2020. Deepen it, refine it, and expand it to reach the 2Q principle.
- The transformation and how it works in 2020 were recognized by many parties.
- PR will have press release every week in Yahoo Finance & Bloomberg
- Begin deployment to enter 2021/2022.
- 2022/2021 Target -500%, break-even, even make a profit and begin to enter the stage of increasing earnings per share

公司篇 Corporate


SOHO 2
P

- ✓ 乐观因素-疫情见到曙光，新市场认可度增强，产品素质提升，报复性消费，国门开通机率增加，管理层经验提升
- ✓ 持续提升管理水平，广纳人才，寻找合伙人
- ✓ 预计会在10月召开2021/2020股东会议
- ✓ 让公司产生税后净利后分红政策化

- ✓ The optimistic factors- The pandemic has shown a light, the recognition of new market has increased, the quality of products has improved, ***revenge consumption***, the possibility of reopening borders has increased, and the management experience has improved
- ✓ Keep improving the management level, recruiting talents, and finding partners
- ✓ The 2021/2020 shareholders meeting is expected to be held in October
- ✓ Allow the company to have Dividend policy (profit after tax)

公司篇 Corporate



产品计划与策略

Product Plan And Strategy

Yippi

ANTC – 0606 已完成 85%

Done:

1. 粉丝群 fans group
2. 订阅 Subscription
3. 碰一碰 Pong pong
4. 小程序 Mini program
5. 小视频 Mini video
6. 发现改进 Discover revamp
7. 朋友圈改进 moment revamp
8. 用户关注推荐 User follow recommendation
9. 新用户 Onboarding revamp
10. 个人资料改进 profile revamp
11. 网红得分排名 Influencer score ranking
12. 朋友圈翻译 Moment translate
13. 反应 Reactions
14. E商城 Eshop
15. 贴图商店 Sticker shop revamp
16. 个性化贴图 Custom sticker
17. 小视频音乐 Mini video feed display music
18. 网红孵化计划 Incubator program
19. 收藏信息 favourite message
20. 风控系统 Risk control system
21. 客服改进 customer support improvement
22. 搜索Playz Playz search
23. 文章平台 Article platform and articles at discover
24. 发现E商城 Discover eshop
25. 电竞 E games
26. 阿里云提供的实名认证技术

0105前需完成的项目

Not done:

1. 限时动态 Yippi stories
2. AI只能推荐 Ai feed recommendation
3. 群直播 group chat live
4. 聊天投票 chat poll
5. 聊天机器人 Chatbot
6. 降低安卓兼容量280mb → 140mb 以下 Reduce Android compatibility 280mb → 140mb or less
7. 推出更多小程序 Launch more mini program

新一代Yippi

- 新一代Yippi将在2023年ANTC推出
- 关注目前现有的板块，做精做强，把剩余板块并进
- 关注全城找Yipps小程序和东南亚小程序市场的蓝海开发
- 加强开发生态圈，加深，加大，加多护城河

- A new generation of Yippi will be launched in ANTC 2023
- Pay attention to the current existing sections, be more refined and stronger, and merge the remaining sections
- Focus on the market development of the "Yipps Wanted" Mini Program and the Southeast Asian Mini Program with Blue Ocean Strategy
- Strengthen the development of the ecosystem and deepen it


发现
小视频
PLAYZ

全城找Yipps小程序 Yipps Wanted Mini Program

-为了建立生态圈的突破口，全城找Yipps小程序解决了用户与零售业者的痛点以及把两方有效地连接起来，共享资源，颠覆传统模式

-目标2021/2022服务超过30000个线上下零售，及增加1000万活跃用户

-为集团接下来永续发展，增加营收重要引擎。

- 用户得利：减少开支，增加推广收入
- 商家：和线上，线下零售业一起成长
- 公司：数据，营收，新广告板块
- 相信此小程序能重新给Yippi新生命，成为公司营收新动力
- To establish a breakthrough in the ecosystem, Yipps Wanted Mini Program helps deal with the pain points of users and retailers as well as effectively connect the two parties, share resources, and subvert the traditional model
- Target 2022/2021 to serve more than 30,000 online and offline retailers and increase 10 million active users
- For the sustainable development of the community, increasing revenue has become an important task
- User benefits: Reduce expenses and increase promotion revenue
- Merchants: Grow together with online and offline retailers
- Company: Data, revenue, new advertising section
- Small program can give Yippi new life and become a new driving force for the company's revenue.


Yipps Wanted
Best Deals
New Merchants
2,252.07
YIPPS Wanted
Show codes to Merchant
Reward Deals

亚洲直播王
STAR QUEST

- 总奖金价值美金80万
- 与各大国内外媒体，电台合作宣传
- 线下宣传：商场，大学学院（视疫情情况而定）

- A total of USD 800,000 Prizes
- Cooperate with domestic and foreign mainstream media and radio stations to promote the campaign
- Offline Promotion: Shopping malls, universities, colleges (depending on the pandemic situation)

亚洲贴图比赛
ASIA STICKER CONTEST

- INTI x Yippi提供的证书，由INTI大学教授为评审
- 教育部的认可

- Certificates provided by INTI x Yippi, reviewed by INTI University's professors
- Recognied by the Ministry of Education

电竞比赛

Host an Esports Tournament

- 配合马来西亚青年体育部推广电竞运动
- 协助配合推广电竞活动成为学校的课程
- Playbook 授权 Yippi 为唯一电竞平台演出

- Cooperate with Malaysian Ministry of Youth and Sports to Promote Esports
- Assist in the Promotion of Esports Events to be the School Curriculums
- Playbook Authorizes Yippi to Perform as the ONLY Esports Platform




Yippi
One Rice
One Live
100% donation to Xin Dai Welfare Association to
support the underprivileged community in Johor, Malaysia


ASEAN NEW TECH CONFERENCE
5 · JAN 2022
ANTC
YIPPI X
E-BOOSTER
RED BOX
togaGo.com
COMING SOON

T-RT



01

由于马来西亚正在封城，许多本地大学学府关闭，一旦城市开放，会重新与各大大学学院继续探讨T-RT

Due to the implementation of the MCO 3.0 in Malaysia, many local universities and colleges were closed. Once MCO is lifted, we will continue to discuss T-RT with major universities and colleges.

02

已于5月20号和拉曼大学签署备忘录

Signed a memorandum with Tunku Abdul Rahman University College on 20 May

03

9个科学测试报告和认证即将在下个季度发布

9 scientific test reports and certifications will be released in the next quarter

TopzMall

1. 多达200家加盟商已加入
2. 全新商家陆续加入
3. 超过3000种商品
4. 2021/2022目标：**5倍营收增长**

1. More than 200 Merchants have joined
2. New Merchants are joining one after another
3. More than 3000 kinds of products
4. 2021/2022 target: 5 times Revenue growth

TopzMall

- 裂变新板块，推出订阅会员模式
- 订阅会员模式将会是东南亚新电商模式
- 目前市场于马来西亚，中国，菲律宾

- Modify to new sections, launch subscription membership model
- The subscription membership model will be the new e-commerce model in Southeast Asia
- Current Markets: Malaysia, China, and the Philippines
- Target: Increase revenue by 5 times

EOSTRE

做深已裂变板块目标顾客群
Deepen the target audience group of the modified sections

目标：马来西亚直销行业前2名
Target: Top 2 in the MLM industry in Malaysia

从B2C变成B2B，C2C
From B2C to B2B, C2C

部署4年上市
Plan to be listed in 4 years

符合2Q
Reach the 2Q principle.

EOSTRE

目标：马来西亚直销行业前2名

Target: Top 2 in the MLM industry in Malaysia

部署4年上市

Plan to be listed in 4 years

做深已裂变板块目标顾客群

Deepen the target audience group of the modified sections

从B2C变成B2B，C2C

From B2C to B2B, C2C

符合2Q

Reach the 2Q principle.

Togago 发展

- 进入小程序开发，提供服务给其他平台用户，增加目标顾客群体
-与马来西亚电讯公司合作推出Togago优惠
-UI改造（仅限主页和促销页面）
-参与马来西亚旅游局的合作计划
- 推出小程序《全球打车》

- Start the development of Mini Program, provide services to other platform users, and increase the target audience groups
- Cooperate with Telekom Malaysia to launch TogaGo sales promotions-UI transformation (Only on homepage and promotion page)
- Participate in the cooperation plan of Tourism Malaysia
- Launch the "Global Ride" Mini Program


全球最便捷打车app
togaGo

togaGo splyt Grab 支付宝 ALIPAY Trip.com mozio

RED BOX



-第一家位于pavillion成功转型，加快了其他分行转型 (The Garden & The Curve)

-持续数据化，开始开放加盟连锁

-最坏的时代也是最好的机遇

- 推出YIPPI《Redbox 唱吧》小程序

- The first Pavillion KL branch was successfully transformed and accelerated the transformation of other branches (The Garden & The Curve)
- Continue to digitize and start to open franchise chains
- It was the worst times with the best opportunity.
- Launch the "Redbox Let's Sing" Mini Program in Yippi App


RED





- 今天会很难，明天会更残酷，但是后天会是阳光明媚
- 人类到目前没有不战胜病毒历史
- 公司这一年多来走了很多步，没有一步是白走
- 必须不断创新，创造价值，未来只有创造长期价值企业能生存，做大
- 心存感恩

- Today is hard, tomorrow will be worse, but the day after tomorrow will be sunshine
- So far, there is no history showing that humans fail to defeat the virus
- The company has kept moving forward over the past year and every step counts.
- We must continue to innovate and create value.
- In the future, only companies that create long-term value can survive and grow stronger
- Be grateful

总结 Conclusion

谢谢

THANK YOU